UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 17, 2024

FTAI Aviation Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-37386 (Commission File Number)	98-1420784 (IRS Employer Identification No.)

415 West 13th Street, 7th Floor, New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(332) 239-7600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Ordinary shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIP	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market
9.50% Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares	FTAIM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement

Issuance of Senior Notes due 2032

On June 17, 2024, Fortress Transportation and Infrastructure Investors LLC (the “Issuer”) issued $800.0 million of its 7.000% Senior Notes due 2032 (the “Notes”).  The offering and sale of the Notes were made only to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” pursuant to Regulation S under the Securities Act.

The net proceeds from the issuance of the Notes will be used (i) to repay in full amounts outstanding under our Revolving Credit Facility provided under the Third Amended and Restated Credit Agreement, dated as of May 23, 2024, without a reduction in commitments, (ii) to fund the cash termination fee for the previously announced management Internalization described in our Current Report on Form 8-K dated May 28, 2024, (iii) to fund the previously announced tender offer for the Issuer’s 9.750% Senior Notes due 2027 (the “Tender Offer”) up to the Tender Cap (as defined below), (iv) to pay fees and expenses related to the foregoing transactions and (v) for general corporate purposes, which may include additional repayments of our indebtedness.

2032 Notes Indenture

The Notes were issued pursuant to an indenture, dated as of June 17, 2024 (the “Indenture”), among the Issuer, FTAI Aviation Ltd. (together with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”) as guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).  The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Interest and Maturity

The Notes will bear interest at a rate of 7.000% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2024, to persons who are registered holders of the Notes on the immediately preceding June 1 and December 1, respectively.

Guarantees, Security and Ranking

The Notes are senior unsecured obligations of the Issuer and rank equal in right of payment with all existing and future senior unsecured indebtedness of the Issuer and senior in right of payment to all future subordinated indebtedness of the Issuer.  The Notes are effectively subordinated to all existing and future secured obligations of the Issuer to the extent of the value of the assets securing such obligations, and are structurally subordinated to the liabilities and preferred stock of each subsidiary of the Issuer that does not guarantee the Notes.  The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

Redemption

The Notes will mature on June 15, 2032.  Prior to June 15, 2027, the Issuer may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, plus a “make-whole” premium.  On or after June 15, 2027, the Issuer may redeem some or all of the Notes at any time at declining redemption prices (in each case expressed as a percentage of the principal amount on the redemption date) equal to (i) 103.500% beginning on June 15, 2027, (ii) 101.750% beginning on June 15, 2028 and (iii) 100.000% beginning on June 15, 2029 and thereafter, plus, in each case, accrued and unpaid interest, if any, to, but not including, the applicable redemption date.  In addition, at any time on or prior to June 15, 2027, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings at a redemption price equal to 107.000% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date.

In the event of a Change of Control (as defined in the Indenture), each holder of the Notes will have the right to require the Issuer to repurchase all or any part of that holder’s Notes at a purchase price of 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of such repurchase.

Restrictive Covenants

The Indenture limits the ability of the Issuer and its restricted subsidiaries to, among other things, incur indebtedness, encumber their assets, make restricted payments, create dividend restrictions and other payment restrictions that affect the Issuer’s restricted subsidiaries, permit restricted subsidiaries to incur or guarantee certain indebtedness, enter into transactions with affiliates and sell assets, in each case subject to certain qualifications set forth in the Indenture.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete text of the agreement filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 8.01
Other Events

On June 17, 2024, the Issuer issued a press release announcing it was amending the Tender Offer to extend the early tender period to 5:00 p.m., New York City time, on June 18, 2024 and the expiration time for the Tender Offer to 5:00 p.m., New York City time, on July 5, 2024.

The Issuer will use a portion of the net proceeds of the offering of the Notes to purchase up to $300.0 million aggregate principal amount (the “Tender Cap”) of the Issuer’s 9.750% Senior Notes due 2027 that are validly tendered and accepted for purchase in the Tender Offer.

A copy of the press release announcing the early tender results is attached hereto as Exhibit 99.1, and is incorporated herein by reference in this Item 8.01.

Item 9.01
Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Indenture, dated as of June 17, 2024, among Fortress Transportation and Infrastructure Investors LLC, FTAI Aviation Ltd. as guarantor, and U.S. Bank Trust Company, National Association, as trustee.
99.1	Press Release announcing extension of early tender period and expiration time of the Tender Offer, dated June 17, 2024.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements concerning the Tender Offer and application of the net proceeds from the offering of the Notes.  Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to us.  You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us.  The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity.  Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, as updated by annual, quarterly and other reports we file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI AVIATION LTD.
By:	/s/ Eun (Angela) Nam
	Name:	Eun (Angela) Nam
	Title:	Chief Financial Officer and Chief
Accounting Officer

Date: June 17, 2024